                                                                      Exhibit 99

BM05003 - Price/Yield - 1A18

Balance   $10,000,000.00   Delay           24          WAC(1)  5.79522   WAM(1)   359
Coupon    5                Dated           3/1/2005    NET(1)  5.54072   WALA(1)    1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
           100-20.000           4.899           4.676           4.633           4.615           4.527
           100-21.000           4.894           4.664           4.620           4.601           4.510
           100-22.000           4.889           4.652           4.607           4.587           4.494
           100-23.000           4.884           4.640           4.593           4.573           4.477
           100-24.000           4.879           4.628           4.580           4.559           4.460
           100-25.000           4.874           4.616           4.567           4.545           4.443
           100-26.000           4.869           4.604           4.553           4.531           4.427
           100-27.000           4.864           4.592           4.540           4.517           4.410
           100-28.000           4.860           4.580           4.527           4.503           4.393
           100-29.000           4.855           4.568           4.513           4.489           4.376
           100-30.000           4.850           4.556           4.500           4.475           4.360
           100-31.000           4.845           4.544           4.487           4.461           4.343
           101-00.000           4.840           4.532           4.473           4.447           4.326

Spread @ Center Price              47              71              72              72              71
                  WAL           8.168           2.857           2.540           2.418           1.985
             Mod Durn            6.31            2.58            2.31            2.22            1.85
     Principal Window   Apr05 - Jul19   Apr05 - Apr10   Apr05 - Aug09   Apr05 - Dec08   Apr05 - Nov07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A19

Balance   $30,231,000.00   Delay           24          WAC(1)  5.79522   WAM(1)   359
Coupon    5.25             Dated           3/1/2005    NET(1)  5.54072   WALA(1)    1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
           101-03.500           5.073           4.736           4.672           4.643           4.511
           101-04.500           5.068           4.725           4.659           4.630           4.494
           101-05.500           5.063           4.713           4.645           4.616           4.478
           101-06.500           5.058           4.701           4.632           4.602           4.461
           101-07.500           5.053           4.689           4.619           4.588           4.444
           101-08.500           5.048           4.677           4.605           4.574           4.428
           101-09.500           5.043           4.665           4.592           4.560           4.411
           101-10.500           5.038           4.653           4.579           4.546           4.394
           101-11.500           5.033           4.641           4.565           4.532           4.378
           101-12.500           5.028           4.629           4.552           4.518           4.361
           101-13.500           5.024           4.617           4.539           4.504           4.344
           101-14.500           5.019           4.605           4.525           4.491           4.328
           101-15.500           5.014           4.593           4.512           4.477           4.311

Spread @ Center Price              64              77              76              75              69
                  WAL           8.168           2.857           2.540           2.418           1.985
             Mod Durn            6.25            2.57            2.31            2.21            1.84
     Principal Window   Apr05 - Jul19   Apr05 - Apr10   Apr05 - Aug09   Apr05 - Dec08   Apr05 - Nov07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A21

Balance   $22,137,000.00   Delay           24          WAC(1)  5.79522   WAM(1)   359
Coupon    5.5              Dated           3/1/2005    NET(1)  5.54072   WALA(1)    1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            99-12.000           5.583           5.593           5.594           5.604           5.624
            99-13.000           5.580           5.589           5.590           5.599           5.617
            99-14.000           5.578           5.585           5.586           5.593           5.609
            99-15.000           5.575           5.581           5.582           5.588           5.601
            99-16.000           5.573           5.578           5.578           5.583           5.593
            99-17.000           5.570           5.574           5.574           5.578           5.585
            99-18.000           5.568           5.570           5.570           5.573           5.577
            99-19.000           5.565           5.566           5.566           5.567           5.569
            99-20.000           5.563           5.563           5.563           5.562           5.562
            99-21.000           5.560           5.559           5.559           5.557           5.554
            99-22.000           5.558           5.555           5.555           5.552           5.546
            99-23.000           5.555           5.551           5.551           5.547           5.538
            99-24.000           5.553           5.547           5.547           5.542           5.530

Spread @ Center Price              81             102             103             121             145
                  WAL          22.166          11.517          10.900           7.633           4.643
             Mod Durn           12.48            8.25            7.90            6.02            3.98
     Principal Window   Jul25 - Feb29   Mar14 - Sep23   Dec12 - Sep23   Oct10 - Mar18   Dec08 - Oct11

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A1

Balance   $14,420,000.00   Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.5              Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            98-24.000           5.627           5.642           5.907           6.137           6.359
            98-25.000           5.625           5.640           5.895           6.116           6.330
            98-26.000           5.623           5.637           5.882           6.096           6.301
            98-27.000           5.620           5.634           5.870           6.075           6.272
            98-28.000           5.618           5.631           5.857           6.054           6.243
            98-29.000           5.616           5.628           5.845           6.033           6.215
            98-30.000           5.614           5.625           5.833           6.013           6.186
            98-31.000           5.611           5.622           5.820           5.992           6.157
            99-00.000           5.609           5.620           5.808           5.971           6.128
            99-01.000           5.607           5.617           5.795           5.950           6.100
            99-02.000           5.604           5.614           5.783           5.930           6.071
            99-03.000           5.602           5.611           5.771           5.909           6.042
            99-04.000           5.600           5.608           5.758           5.888           6.014

Spread @ Center Price              79              95             193             243             281
                  WAL          26.678          18.107           2.868           1.644           1.169
             Mod Durn           13.59           11.00            2.53            1.52            1.09
     Principal Window   Apr29 - Apr34   Nov16 - Sep30   Apr05 - Sep11   Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A6

Balance   $4,550,000.00    Delay           24          Index           LIBOR_1MO   WAC(1)   5.79522   WAM(1)    359
Coupon    3.92             Dated           3/1/2005    Mult / Margin   1.0 / 1.2   NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005   Cap / Floor     7.0 / 1.2

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            99-14.000           4.082           4.087           4.172           4.246           4.317
            99-15.000           4.080           4.084           4.160           4.226           4.289
            99-16.000           4.078           4.082           4.148           4.206           4.261
            99-17.000           4.076           4.079           4.136           4.186           4.233
            99-18.000           4.074           4.077           4.124           4.166           4.205
            99-19.000           4.072           4.074           4.112           4.145           4.177
            99-20.000           4.070           4.072           4.100           4.125           4.149
            99-21.000           4.068           4.069           4.088           4.105           4.121
            99-22.000           4.066           4.067           4.076           4.085           4.093
            99-23.000           4.064           4.064           4.064           4.065           4.065
            99-24.000           4.062           4.062           4.053           4.045           4.037
            99-25.000           4.060           4.059           4.041           4.025           4.009
            99-26.000           4.058           4.057           4.029           4.005           3.981

Spread @ Center Price             -76             -61              20              54              77
                  WAL          26.678          18.107           2.868           1.644           1.169
             Mod Durn           16.03           12.47            2.62            1.55            1.12
     Principal Window   Apr29 - Apr34   Nov16 - Sep30   Apr05 - Sep11   Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A8

Balance   $1,410,000.00    Delay           24          Index           LIBOR_1MO         WAC(1)   5.79522 WAM(1)    359
Coupon    8.13333          Dated           3/1/2005    Mult / Margin   -0.131578948      NET(1)   5.54072 WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005   Cap / Floor     12.66666666 / 3

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            97-19.000           8.259           8.289           8.863           9.360           9.843
            97-20.000           8.256           8.285           8.849           9.338           9.812
            97-21.000           8.253           8.282           8.836           9.317           9.782
            97-22.000           8.250           8.278           8.823           9.295           9.752
            97-23.000           8.247           8.275           8.809           9.273           9.722
            97-24.000           8.244           8.271           8.796           9.251           9.692
            97-25.000           8.241           8.268           8.783           9.229           9.662
            97-26.000           8.238           8.264           8.770           9.208           9.632
            97-27.000           8.235           8.261           8.756           9.186           9.602
            97-28.000           8.232           8.257           8.743           9.164           9.572
            97-29.000           8.229           8.254           8.730           9.142           9.542
            97-30.000           8.226           8.250           8.716           9.121           9.512
            97-31.000           8.223           8.247           8.703           9.099           9.482

Spread @ Center Price             341             359             488             565             629
                  WAL          26.678          18.107           2.868           1.644           1.169
             Mod Durn           10.56            9.04            2.39            1.46            1.06
     Principal Window   Apr29 - Apr34   Nov16 - Sep30   Apr05 - Sep11   Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A9

Balance   $2,200,000.00    Delay           24          Index         LIBOR_1MO      WAC(1)   5.79522 WAM(1)    359
Coupon    7.08             Dated           3/1/2005    Mult/Margin   -0.102040816   NET(1)   5.54072 WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005   Cap/Floor     9.8/4

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            98-02.000           7.197           7.221           7.669           8.057           8.432
            98-03.000           7.194           7.218           7.656           8.035           8.402
            98-04.000           7.192           7.215           7.643           8.014           8.373
            98-05.000           7.189           7.212           7.630           7.993           8.343
            98-06.000           7.186           7.208           7.617           7.971           8.314
            98-07.000           7.184           7.205           7.604           7.950           8.284
            98-08.000           7.181           7.202           7.591           7.929           8.255
            98-09.000           7.178           7.199           7.578           7.907           8.225
            98-10.000           7.175           7.195           7.565           7.886           8.196
            98-11.000           7.173           7.192           7.552           7.865           8.166
            98-12.000           7.170           7.189           7.539           7.843           8.137
            98-13.000           7.167           7.186           7.526           7.822           8.107
            98-14.000           7.165           7.183           7.514           7.801           8.078

Spread @ Center Price             235             252             369             435             488
                  WAL          26.678          18.107           2.868           1.644           1.169
             Mod Durn           11.64            9.76            2.44            1.48            1.07
     Principal Window   Apr29 - Apr34   Nov16 - Sep30   Apr05 - Sep11   Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A10

Balance   $4,000,000.00    Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.5              Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            98-24.000           5.627           5.642           5.907           6.137           6.359
            98-25.000           5.625           5.640           5.895           6.116           6.330
            98-26.000           5.623           5.637           5.882           6.096           6.301
            98-27.000           5.620           5.634           5.870           6.075           6.272
            98-28.000           5.618           5.631           5.857           6.054           6.243
            98-29.000           5.616           5.628           5.845           6.033           6.215
            98-30.000           5.614           5.625           5.833           6.013           6.186
            98-31.000           5.611           5.622           5.820           5.992           6.157
            99-00.000           5.609           5.620           5.808           5.971           6.128
            99-01.000           5.607           5.617           5.795           5.950           6.100
            99-02.000           5.604           5.614           5.783           5.930           6.071
            99-03.000           5.602           5.611           5.771           5.909           6.042
            99-04.000           5.600           5.608           5.758           5.888           6.014

Spread @ Center Price              79              95             193             243             281
                  WAL          26.678          18.107           2.868           1.644           1.169
             Mod Durn           13.59           11.00            2.53            1.52            1.09
     Principal Window   Apr29 - Apr34   Nov16 - Sep30   Apr05 - Sep11   Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A12

Balance   $5,000,000.00    Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.25             Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            98-06.000           5.412           5.438           5.881           6.266           6.637
            98-07.000           5.410           5.435           5.868           6.245           6.608
            98-08.000           5.408           5.432           5.856           6.224           6.579
            98-09.000           5.405           5.429           5.843           6.203           6.550
            98-10.000           5.403           5.426           5.831           6.182           6.521
            98-11.000           5.401           5.423           5.818           6.161           6.492
            98-12.000           5.399           5.421           5.806           6.141           6.463
            98-13.000           5.396           5.418           5.793           6.120           6.434
            98-14.000           5.394           5.415           5.781           6.099           6.405
            98-15.000           5.392           5.412           5.768           6.078           6.376
            98-16.000           5.389           5.409           5.756           6.057           6.347
            98-17.000           5.387           5.406           5.744           6.036           6.318
            98-18.000           5.385           5.404           5.731           6.016           6.290

Spread @ Center Price              57              74             191             256             309
                  WAL          26.678          18.107           2.868           1.644           1.169
             Mod Durn           13.92           11.21            2.54            1.52            1.09
     Principal Window   Apr29 - Apr34   Nov16 - Sep30   Apr05 - Sep11   Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A14

Balance   $1,000,000.00    Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.25             Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            98-06.000           5.412           5.438           5.881           6.266           6.637
            98-07.000           5.410           5.435           5.868           6.245           6.608
            98-08.000           5.408           5.432           5.856           6.224           6.579
            98-09.000           5.405           5.429           5.843           6.203           6.550
            98-10.000           5.403           5.426           5.831           6.182           6.521
            98-11.000           5.401           5.423           5.818           6.161           6.492
            98-12.000           5.399           5.421           5.806           6.141           6.463
            98-13.000           5.396           5.418           5.793           6.120           6.434
            98-14.000           5.394           5.415           5.781           6.099           6.405
            98-15.000           5.392           5.412           5.768           6.078           6.376
            98-16.000           5.389           5.409           5.756           6.057           6.347
            98-17.000           5.387           5.406           5.744           6.036           6.318
            98-18.000           5.385           5.404           5.731           6.016           6.290

Spread @ Center Price              57              74             191             256             309
                  WAL          26.678          18.107           2.868           1.644           1.169
             Mod Durn           13.92           11.21            2.54            1.52            1.09
     Principal Window   Apr29 - Apr34   Nov16 - Sep30   Apr05 - Sep11   Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A13

Balance   $1,000,000.00    Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    7                Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
           102-04.000           6.884           6.842           6.062           5.386           4.737
           102-05.000           6.882           6.839           6.050           5.366           4.710
           102-06.000           6.879           6.836           6.038           5.346           4.682
           102-07.000           6.877           6.833           6.025           5.326           4.654
           102-08.000           6.874           6.829           6.013           5.305           4.627
           102-09.000           6.872           6.826           6.001           5.285           4.599
           102-10.000           6.869           6.823           5.989           5.265           4.571
           102-11.000           6.867           6.820           5.977           5.245           4.544
           102-12.000           6.864           6.817           5.964           5.225           4.516
           102-13.000           6.861           6.814           5.952           5.205           4.488
           102-14.000           6.859           6.811           5.940           5.185           4.461
           102-15.000           6.856           6.808           5.928           5.165           4.433
           102-16.000           6.854           6.805           5.916           5.145           4.406

Spread @ Center Price             204             215             209             168             120
                  WAL          26.678          18.107           2.868           1.644           1.169
             Mod Durn           11.89            9.93            2.49            1.51            1.10
     Principal Window   Apr29 - Apr34   Nov16 - Sep30   Apr05 - Sep11    Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A16

Balance   $4,800,000.00    Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.5              Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            98-23.000           5.631           5.653           5.871           6.053           6.229
            98-24.000           5.628           5.650           5.860           6.036           6.205
            98-25.000           5.626           5.647           5.850           6.019           6.182
            98-26.000           5.624           5.644           5.839           6.002           6.159
            98-27.000           5.621           5.641           5.828           5.985           6.136
            98-28.000           5.619           5.637           5.817           5.968           6.112
            98-29.000           5.617           5.634           5.807           5.951           6.089
            98-30.000           5.614           5.631           5.796           5.934           6.066
            98-31.000           5.612           5.628           5.785           5.916           6.043
            99-00.000           5.610           5.625           5.774           5.899           6.020
            99-01.000           5.607           5.622           5.764           5.882           5.996
            99-02.000           5.605           5.619           5.753           5.865           5.973
            99-03.000           5.603           5.616           5.742           5.848           5.950

Spread @ Center Price              79             101             184             223             259
                  WAL          25.696          15.399           3.361           2.007           1.454
             Mod Durn           13.37           10.05            2.93            1.84            1.36
     Principal Window   Apr29 - Jun32   Nov16 - May24   Apr05 - Sep11   Apr05 - Nov07   Apr05 - Jan07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A17

Balance   $3,200,000.00    Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.5              Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            98-25.000           5.624           5.631           5.997           6.377           6.756
            98-26.000           5.621           5.628           5.981           6.346           6.711
            98-27.000           5.619           5.626           5.965           6.315           6.666
            98-28.000           5.617           5.623           5.948           6.285           6.621
            98-29.000           5.615           5.621           5.932           6.254           6.576
            98-30.000           5.612           5.618           5.916           6.224           6.532
            98-31.000           5.610           5.616           5.900           6.193           6.487
            99-00.000           5.608           5.613           5.883           6.163           6.442
            99-01.000           5.606           5.611           5.867           6.132           6.398
            99-02.000           5.603           5.608           5.851           6.102           6.353
            99-03.000           5.601           5.606           5.835           6.072           6.308
            99-04.000           5.599           5.603           5.818           6.041           6.264
            99-05.000           5.597           5.601           5.802           6.011           6.219

Spread @ Center Price              78              86             215             285             330
                  WAL          28.151          22.170           2.129           1.100           0.742
             Mod Durn           13.92           12.44            1.93            1.03            0.70
     Principal Window   Jun32 - Apr34   May24 - Sep30   Apr05 - Dec08   Apr05 - Dec06   Apr05 - May06

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A2

Balance   $125,000.00     Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.5             Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005       First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            97-14.000           5.720           5.727           5.912           6.462           6.826
            97-15.000           5.717           5.725           5.907           6.449           6.808
            97-16.000           5.715           5.723           5.902           6.436           6.789
            97-17.000           5.713           5.720           5.897           6.423           6.771
            97-18.000           5.711           5.718           5.892           6.410           6.752
            97-19.000           5.708           5.715           5.887           6.397           6.734
            97-20.000           5.706           5.713           5.882           6.384           6.716
            97-21.000           5.704           5.711           5.877           6.371           6.698
            97-22.000           5.702           5.708           5.871           6.358           6.679
            97-23.000           5.699           5.706           5.866           6.345           6.661
            97-24.000           5.697           5.703           5.861           6.332           6.643
            97-25.000           5.695           5.701           5.856           6.319           6.624
            97-26.000           5.692           5.699           5.851           6.306           6.606

Spread @ Center Price              88              89             149             252             302
                  WAL          29.173          26.076           8.069           2.715           1.892
             Mod Durn           14.03           13.38            6.31            2.45            1.74
     Principal Window   Apr34 - Jul34   Sep30 - Nov31   Sep11 - Nov14   Nov07 - Jan08   Jan07 - Feb07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A11

Balance   $2,373,000.00   Delay           24          WAC(1)   5.79522  WAM(1)     359
Coupon    5.5             Dated           3/1/2005    NET(1)   5.54072  WALA(1)      1
Settle    3/31/2005       First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            97-14.000           5.720           5.727           5.912           6.462           6.826
            97-15.000           5.717           5.725           5.907           6.449           6.808
            97-16.000           5.715           5.723           5.902           6.436           6.789
            97-17.000           5.713           5.720           5.897           6.423           6.771
            97-18.000           5.711           5.718           5.892           6.410           6.752
            97-19.000           5.708           5.715           5.887           6.397           6.734
            97-20.000           5.706           5.713           5.882           6.384           6.716
            97-21.000           5.704           5.711           5.877           6.371           6.698
            97-22.000           5.702           5.708           5.871           6.358           6.679
            97-23.000           5.699           5.706           5.866           6.345           6.661
            97-24.000           5.697           5.703           5.861           6.332           6.643
            97-25.000           5.695           5.701           5.856           6.319           6.624
            97-26.000           5.692           5.699           5.851           6.306           6.606

Spread @ Center Price              88              89             149             252             302
                  WAL          29.173          26.076           8.069           2.715           1.892
             Mod Durn           14.03           13.38            6.31            2.45            1.74
     Principal Window   Apr34 - Jul34   Sep30 - Nov31   Sep11 - Nov14   Nov07 - Jan08   Jan07 - Feb07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A3

Balance   $2,100,000.00   Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.5             Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005       First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            96-21.000           5.776           5.783           5.937           6.737           7.236
            96-22.000           5.774           5.781           5.933           6.725           7.218
            96-23.000           5.772           5.779           5.929           6.712           7.200
            96-24.000           5.769           5.776           5.925           6.700           7.182
            96-25.000           5.767           5.774           5.921           6.687           7.164
            96-26.000           5.765           5.771           5.917           6.674           7.146
            96-27.000           5.763           5.769           5.913           6.662           7.128
            96-28.000           5.760           5.767           5.909           6.649           7.110
            96-29.000           5.758           5.764           5.905           6.637           7.092
            96-30.000           5.756           5.762           5.901           6.624           7.074
            96-31.000           5.753           5.760           5.897           6.611           7.056
            97-00.000           5.751           5.757           5.893           6.599           7.038
            97-01.000           5.749           5.755           5.889           6.586           7.020

Spread @ Center Price              94              94             137             277             341
                  WAL          29.407          27.190          11.062           2.847           1.953
             Mod Durn           14.01           13.57            8.01            2.55            1.79
     Principal Window   Jul34 - Sep34   Nov31 - Dec32   Nov14 - Oct17   Jan08 - Feb08   Feb07 - Mar07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A4

Balance   $680,000.00   Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.5           Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005     First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            96-17.000           5.785           5.790           5.910           6.766           7.280
            96-18.000           5.783           5.788           5.906           6.754           7.262
            96-19.000           5.781           5.786           5.902           6.741           7.245
            96-20.000           5.778           5.783           5.899           6.729           7.227
            96-21.000           5.776           5.781           5.895           6.716           7.209
            96-22.000           5.774           5.779           5.892           6.704           7.191
            96-23.000           5.771           5.776           5.888           6.692           7.174
            96-24.000           5.769           5.774           5.885           6.679           7.156
            96-25.000           5.767           5.772           5.881           6.667           7.138
            96-26.000           5.764           5.769           5.877           6.654           7.121
            96-27.000           5.762           5.767           5.874           6.642           7.103
            96-28.000           5.760           5.765           5.870           6.630           7.085
            96-29.000           5.758           5.762           5.867           6.617           7.068

Spread @ Center Price              95              95             131             279             345
                  WAL          29.553          27.901          13.079           2.903           1.986
             Mod Durn           14.03           13.71            9.02            2.60            1.82
     Principal Window   Sep34 - Oct34   Dec32 - Apr33   Oct17 - Nov18   Feb08 - Feb08   Mar07 - Mar07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A5

Balance   $3,256,500.00   Delay           24          WAC(1)    5.79522   WAM(1)    359
Coupon    5.5             Dated           3/1/2005    NET(1)    5.54072   WALA(1)     1
Settle    3/31/2005       First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            96-09.000           5.803           5.805           5.871           6.812           7.374
            96-10.000           5.801           5.803           5.868           6.800           7.357
            96-11.000           5.798           5.801           5.865           6.788           7.339
            96-12.000           5.796           5.798           5.863           6.776           7.322
            96-13.000           5.794           5.796           5.860           6.764           7.305
            96-14.000           5.791           5.794           5.857           6.752           7.287
            96-15.000           5.789           5.792           5.854           6.740           7.270
            96-16.000           5.787           5.789           5.851           6.728           7.253
            96-17.000           5.785           5.787           5.848           6.717           7.236
            96-18.000           5.782           5.785           5.845           6.705           7.218
            96-19.000           5.780           5.782           5.842           6.693           7.201
            96-20.000           5.778           5.780           5.839           6.681           7.184
            96-21.000           5.775           5.778           5.836           6.669           7.166

Spread @ Center Price              96              97             117             282             354
                  WAL          29.751          28.977          18.189           3.038           2.042
             Mod Durn           14.04           13.90           10.95            2.71            1.86
     Principal Window   Oct34 - Mar35   Apr33 - Mar35   Nov18 - Mar35   Feb08 - May08   Mar07 - Apr07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A25

Balance   $40,000,000.00   Delay           24          WAC(1)  5.79522   WAM(1)   359
Coupon    5.5              Dated           3/1/2005    NET(1)  5.54072   WALA(1)    1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
           101-04.000           5.400           5.236           4.945           4.743           4.514
           101-05.000           5.396           5.230           4.933           4.727           4.492
           101-06.000           5.393           5.223           4.920           4.710           4.471
           101-07.000           5.390           5.216           4.907           4.693           4.449
           101-08.000           5.386           5.209           4.895           4.676           4.428
           101-09.000           5.383           5.203           4.882           4.659           4.406
           101-10.000           5.380           5.196           4.869           4.643           4.385
           101-11.000           5.376           5.189           4.857           4.626           4.363
           101-12.000           5.373           5.183           4.844           4.609           4.342
           101-13.000           5.370           5.176           4.832           4.592           4.320
           101-14.000           5.366           5.169           4.819           4.576           4.299
           101-15.000           5.363           5.163           4.806           4.559           4.277
           101-16.000           5.359           5.156           4.794           4.542           4.256

Spread @ Center Price              77              97             101              92              85
                  WAL          14.346           5.677           2.700           1.986           1.527
             Mod Durn            9.17            4.59            2.43            1.83            1.43
     Principal Window   Apr05 - Jan29   Apr05 - Jul17   Apr05 - Mar10   Apr05 - Aug08   Apr05 - Sep07

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A15

Balance   $10,000,000.00   Delay           24          WAC(1)  5.79522   WAM(1)   359
Coupon    5.5              Dated           3/1/2005    NET(1)  5.54072   WALA(1)    1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            97-20.000           5.707           5.719           5.809           5.982           6.182
            97-21.000           5.705           5.717           5.805           5.976           6.172
            97-22.000           5.703           5.714           5.801           5.969           6.163
            97-23.000           5.700           5.712           5.797           5.962           6.153
            97-24.000           5.698           5.709           5.793           5.956           6.143
            97-25.000           5.696           5.707           5.789           5.949           6.133
            97-26.000           5.693           5.705           5.785           5.942           6.123
            97-27.000           5.691           5.702           5.781           5.936           6.114
            97-28.000           5.689           5.700           5.777           5.929           6.104
            97-29.000           5.687           5.697           5.774           5.923           6.094
            97-30.000           5.684           5.695           5.770           5.916           6.084
            97-31.000           5.682           5.692           5.766           5.909           6.074
            98-00.000           5.680           5.690           5.762           5.903           6.065

Spread @ Center Price              87              91             123             171             212
                  WAL          28.669          24.069          11.738           5.778           3.696
             Mod Durn           13.94           12.84            8.18            4.79            3.24
     Principal Window   Aug32 - Mar35   Aug24 - Mar35   Nov12 - Mar35   Nov09 - Feb13   Jun08 - Jul09

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat     6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.068   3.711   3.903   4.175   4.523   4.826

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 1A29

Balance   $15,275,000.00   Delay           24          WAC(1)   5.79522   WAM(1)    359
Coupon    5.5              Dated           3/1/2005    NET(1)   5.54072   WALA(1)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            96-16.000           5.913           5.919           6.075           6.322           6.624
            96-17.000           5.909           5.915           6.070           6.314           6.613
            96-18.000           5.906           5.911           6.065           6.306           6.603
            96-19.000           5.902           5.908           6.060           6.299           6.592
            96-20.000           5.899           5.904           6.054           6.291           6.581
            96-21.000           5.895           5.900           6.049           6.283           6.570
            96-22.000           5.892           5.897           6.044           6.275           6.559
            96-23.000           5.888           5.893           6.039           6.268           6.548
            96-24.000           5.884           5.889           6.033           6.260           6.538
            96-25.000           5.881           5.886           6.028           6.252           6.527
            96-26.000           5.877           5.882           6.023           6.244           6.516
            96-27.000           5.874           5.879           6.018           6.237           6.505
            96-28.000           5.870           5.875           6.013           6.229           6.494

Spread @ Center Price             121             122             155             198             247
                  WAL          14.392          13.915           8.001           4.935           3.376
             Mod Durn            8.98            8.85            6.16            4.16            2.97
     Principal Window   Apr05 - Dec28   Apr05 - Nov25   Apr05 - Nov15   Apr05 - Feb11   Apr05 - Jan09

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat    6MO     2YR     3YR     5YR    10YR    30YR
                        Yld   3.05   3.839   4.031   4.296   4.611   4.868

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BM05003 - Price/Yield - 2A1

Balance   $21,583,000.00   Delay           24          WAC(2)   5.83393   WAM(2)    358
Coupon    5.5              Dated           3/1/2005    NET(2)   5.57943   WALA(2)     1
Settle    3/31/2005        First Payment   4/25/2005

                                    1               2               3               4               5
Price                           Yield           Yield           Yield           Yield           Yield
---------------------   -------------   -------------   -------------   -------------   -------------
            97-26.000           5.719           5.750           5.797           5.831           5.973
            97-27.000           5.716           5.747           5.793           5.826           5.966
            97-28.000           5.714           5.744           5.789           5.822           5.959
            97-29.000           5.711           5.741           5.785           5.817           5.952
            97-30.000           5.708           5.737           5.780           5.812           5.944
            97-31.000           5.705           5.734           5.776           5.808           5.937
            98-00.000           5.703           5.731           5.772           5.803           5.930
            98-01.000           5.700           5.727           5.768           5.798           5.923
            98-02.000           5.697           5.724           5.764           5.794           5.916
            98-03.000           5.695           5.721           5.760           5.789           5.909
            98-04.000           5.692           5.718           5.756           5.784           5.901
            98-05.000           5.689           5.714           5.752           5.780           5.894
            98-06.000           5.686           5.711           5.748           5.775           5.887

Spread @ Center Price              92             103             114             125             161
                  WAL          20.903          15.637          11.042           9.027           5.278
             Mod Durn           11.65            9.70            7.78            6.78            4.44
     Principal Window   Apr10 - Feb35   Apr10 - Feb35   Apr10 - Feb35   Apr10 - Feb35   Jul09 - Dec12

            LIBOR_1MO            2.83            2.83            2.83            2.83            2.83
             CMT_10YR           4.523           4.523           4.523           4.523           4.523
               Prepay           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
  Optional Redemption      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)      Call (N,N)

          Yield Curve   Mat    6MO      2YR     3YR     5YR    10YR    30YR
                        Yld   3.05    3.839   4.031   4.296   4.611   4.868

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.